UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2019

ACHAOGEN, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36323	68-0533693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Tower Place, Suite 400

South San Francisco, CA 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 800-3636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	AKAO	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed, on April 15, 2019, Achaogen, Inc. (the ‘Company’) filed a voluntary petition for bankruptcy protection under Chapter 11 of Title 11 of the United States Bankruptcy Code. The filing was made in the United States Bankruptcy Court for the District of Delaware (the ‘Court’) (Case No. 19-10844).

As previously disclosed, on June 3, 2019, the Company reached preliminary agreement with (i) Cipla USA Inc. (‘Cipla’) for the sale of the Company’s worldwide rights, excluding Greater China, to ZEMDRI® (plazomicin) and certain related Company assets and liabilities, (ii) QiLu Antibiotics Pharmaceutical Co., Ltd. (‘QiLu’) for the sale of an exclusive, royalty-free perpetual license to the Company’s rights in Greater China to plazomicin and (iii) Heritage Global Partners, Inc. (‘Heritage’) for sale of the Company’s lab equipment.  The Company reached preliminary agreements with these purchasers following the conclusion of a structured auction at which these purchasers submitted the highest and best bids for these Company assets, subject to execution of definitive documents.

On June 12, 2019, the Company reached preliminary agreement with Cipla for the sale of the Company’s worldwide rights to its C-Scape and AMP program assets and certain related liabilities following the conclusion of a telephonic auction at which Cipla submitted the highest and best bid for these Company assets, subject to execution of definitive documents.

On June 20, 2019, the Company entered into an asset purchase agreement (the ‘Plazomicin Agreement’) with Cipla, pursuant to which Cipla agreed to acquire the Company’s worldwide rights, excluding Greater China, to ZEMDRI® (plazomicin) and certain related Company assets and liabilities for a purchase price consisting of $4,650,000 in upfront cash upon closing of the transaction, subject to certain adjustments at closing related to cure amounts for assumed contracts, plus the following post-closing royalty payments: (i) if Cipla is awarded a contract from the HHS, OS, ASPR, AMCG or related U.S. government agencies under Solicitation 19-100-SOL-00011, then Cipla shall pay the Company a royalty equal to 12.5% of the total amounts actually received by Cipla in cash in 2019, 2020 and 2021 for product stockpiling awards and (ii) for each calendar year or a portion thereof starting on the closing of the transaction until such time that any person other than Cipla or its affiliates has received FDA approval for an Abbreviated New Drug Application or an FDA AP-rated 505(b)(2) New Drug Application using plazomicin, Cipla shall pay the Company a royalty equal to 10% of net worldwide sales of plazomicin (excluding sales in Greater China and sales subject to the product stockpiling royalty described above) exceeding $40,000,000 (pro-rated for any partial calendar year), provided that the minimum net worldwide sales royalty shall be at least $150,000 in 2020, $200,000 in 2021, $250,000 in 2022 and $300,000 for each of 2023 through and including 2029 (for a total of $2.7 million in minimum net worldwide sales royalties).

On June 20, 2019, the Company entered into another asset purchase agreement (the ‘C-Scape Agreement’) with Cipla, pursuant to which Cipla agreed to acquire the Company’s worldwide rights to its C-Scape and AMP program assets and certain related liabilities and certain information technology assets for an aggregate purchase price of $1,200,000.

The Plazomicin Agreement and C-Scape Agreement (together, the ‘Agreements’) contain customary representations and warranties of the parties. The Agreements are also subject to a number of closing conditions, including, without limitation: the accuracy of representations and warranties; performance of covenants; the absence of any governmental orders or other legal prohibitions related to the transaction, which would include orders and prohibitions relating to the Committee on Foreign Investment in the United States (CFIUS); the entry of a final sale order by the Court in a form and content satisfactory to Cipla; and delivery of transaction documents.  The Plazomicin Agreement is also subject to certain additional closing conditions, consisting of: the absence of a material adverse effect, as defined in the Plazomicin Agreement, with respect to the Company’s plazomicin business and assets; and execution of a written unconditional release of all claims by Hovione Limited in connection with a manufacturing agreement between the Company and Hovione Limited.  Either the Company or Cipla may terminate either or both of the Agreements by mutual consent or if the closing conditions have not been satisfied or waived by the end of June 28, 2019 and upon certain other events.

The foregoing description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements. Copies of the Plazomicin Agreement and C-Scape Agreement are attached hereto as Exhibit 2.1 and 2.2, respectively, and incorporated herein by reference.

On June 21, 2019, the Company entered into an asset purchase agreement with Unity Biotechnology, Inc. (‘Unity’), pursuant to which Unity agreed to acquire the Company’s Tie2 antibody program assets for an aggregate purchase price of $125,000.  On June 23, 2019, the Company entered into an asset purchase agreement with Heritage, pursuant to which Heritage agreed to acquire the Company’s lab equipment for an aggregate purchase price of $225,000.

Item 8.01 Other Events

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s securities is highly speculative and poses substantial risks during the pendency of the Chapter 11 case. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. Statements including words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions are forward-looking statements. These statements reflect the Company’s current views, expectations and beliefs concerning future events. In addition, any statements related to the Company’s plans to sell all of its assets pursuant to Chapter 11 of the U.S. Bankruptcy Code; the Company’s intention to continue operations during the Chapter 11 case; the Company’s belief that the sale process will be in the best interest of the Company and its stakeholders; the continued uninterrupted access to the Company’s product during the Chapter 11 proceedings; and other statements regarding the Company’s strategy and future operations, performance and prospects are forward-looking statements. Such plans, expectations and statements are as to future events and are not to be viewed as facts, and reflect various assumptions of management of the Company and are subject to significant business, financial, economic, operating, competitive, litigation and other risks and uncertainties and contingencies (many of which are difficult to predict and beyond the control of the Company) that could cause actual results to differ materially from the statements included herein, including, without limitation: the potential adverse impact of the Chapter 11 filings on the Company’s liquidity and results of operations; changes in the Company’s ability to meet its financial obligations during the Chapter 11 process and to maintain contracts that are critical to its operations; the outcome and timing of the Chapter 11 process and the proposed auction and asset sale; the effect of the Chapter 11 filings and proposed asset sale on the Company’s relationships with vendors, regulatory authorities, employees and other third parties; possible proceedings that may be brought by third parties in connection with the Chapter 11 process or the proposed asset sale; uncertainty regarding obtaining bankruptcy court approval of a sale of the Company’s assets or other conditions to the proposed asset sale; and the timing or amount of any distributions, if any, to the Company’s stakeholders. The inclusion of forward-looking statements should not be regarded as a representation by Achaogen that any of its plans will be achieved. Investors should note that many factors, including those more fully described in the Company’s filings with the Commission (including, but not limited to, its Annual Report on Form 10-K for the year ended December 31, 2018 filed on April 1, 2019 and other filings with the Commission), could affect the Company’s future financial results and could cause actual results to differ materially from those expressed in forward-looking statements, such as those contained in this Current Report on Form 8-K. The forward-looking statements in this Current Report on Form 8-K is qualified by risk factors identified by the Company. These risk factors, individually or in the aggregate, could cause our actual results to differ materially from expected and historical results. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Additional Information Regarding the Chapter 11 Case

Additional information about the Chapter 11 case and structured sale process is available through the Company’s claims agent Kurtzman Carson Consultants LLC at www.kccllc.net/achaogen. Information contained on, or that can be accessed through, such web site or the Court’s web site is not part of this Current Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
2.1

Asset Purchase Agreement, dated as of June 20, 2019, by and between Achaogen, Inc. and Cipla USA Inc. (Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K and are not filed herewith. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibits to the U.S. Securities and Exchange Commission upon request.)

2.2

Asset Purchase Agreement, dated as of June 20, 2019, by and between Achaogen, Inc. and Cipla USA Inc. (Schedules and exhibits have been omitted from this exhibit pursuant to Item 601(b)(2) of Regulation S-K and are not filed herewith. The registrant hereby agrees to furnish a copy of any omitted schedule or exhibits to the U.S. Securities and Exchange Commission upon request.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACHAOGEN, INC.

Date: June 26, 2019	By:	/s/ Gary Loeb
Gary Loeb
General Counsel